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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 20, 2005


                               DCB FINANCIAL CORP
             (Exact name of registrant as specified in its charter)


           OHIO                         0-22387                   31-1469837
(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


    110 RIVERBEND AVENUE, LEWIS CENTER, OHIO                       43035
    (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (740) 657-7000



         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DCB FINANCIAL CORP - 8-K                                   Filing Date: 1/20/05
-------------------------------------------------------------------------------


ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 20, 2005, Registrant issued a press release announcing its unaudited results of operations and financial condition for and as of, respectively, the three and twelve month periods ended December 31, 2004. The press release is attached as Exhibit No. 99 and incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibits are furnished herewith:

EXHIBIT
NUMBER        EXHIBIT DESCRIPTION
-------       -------------------

  99 Press Release dated January 20, 2005 announcing Registrant's results of operations and financial condition for and as of the fiscal periods ended December 31, 2004.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               DCB FINANCIAL CORP


  Date: January 20, 2005
                                               By: /s/  Jeffrey T. Benton
                                                   --------------------------
                                                   Jeffrey T. Benton
                                                   President and CEO

DCB FINANCIAL CORP - 8-K                                   Filing Date: 1/20/05
-------------------------------------------------------------------------------




                                  EXHIBIT INDEX


EXHIBIT
NUMBER        EXHIBIT DESCRIPTION
-------       -------------------

  99 Press Release dated January 20, 2005 announcing Registrant's results of operations and financial condition for and as of the fiscal periods ended December 31, 2004.


                                       3